SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        January 23, 2001
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-12552                    41-1111318
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(State or Other Jurisdiction            (Commission        (I.R.S. Employer
  of Incorporation)                     File Number)       Identification No.)




One Talbots Drive, Hingham, Massachusetts                     02043
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(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code       (781) 749-7600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       Other Events.


         On January 23, 2001, The Sakura Bank, Limited approved an extension of its Revolving Credit Agreement dated as of January 25, 1994, and as amended on November 21, 1995 and on April 18, 1996, among The Talbots, Inc. ("Talbots") as borrower, and The Sakura Bank, Limited. The expiration date of such Revolving Credit Agreement is extended until January 28, 2003.


         On January 26, 2001, The Bank of Tokyo-Mitsubishi Trust Company approved an extension of its Revolving Credit Agreement dated as of January 25, 1994, First Amendment dated November 21, 1995, Second Amendment dated April 18, 1996, Third Amendment dated January 29, 1999, and Fourth Amendment dated January 29, 2000, between Talbots and The Bank of Tokyo-Mitsubishi Trust Company. The expiration date of such Revolving Credit Agreement is extended until January 28, 2003.


         On January 30, 2001, The Dai-Ichi Kangyo Bank, Limited approved an extension of its Revolving Credit Agreement dated as of January 25, 1994, First Amendment dated November 21, 1995 and Second Amendment dated April 18, 1996, between Talbots and The Dai-Ichi Kangyo Bank, Limited. The expiration date of such Revolving Credit Agreement is extended until January 28, 2003.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1 Acceptance of Extension dated January 23, 2001 from The Sakura Bank, Limited to The Talbots, Inc.

         Exhibit 99.2 Acceptance of Extension dated January 26, 2001 from The Bank of Tokyo-Mitsubishi Trust Company to The Talbots, Inc.

         Exhibit 99.3 Confirmation of Extension dated January 30, 2001 from The Dai-Ichi Kangyo Bank, Limited to
                            The Talbots, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TALBOTS, INC.


                                            CAROL GORDON STONE
Dated:   February 28, 2001             By:  ____________________________________
                                            Carol Gordon Stone
                                            Vice President, Corporate Controller



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                                  EXHIBIT INDEX



         Exhibit 99.1 Acceptance of Extension dated January 23, 2001 from The Sakura Bank, Limited to The Talbots, Inc.

         Exhibit 99.2 Acceptance of Extension dated January 26, 2001 from The Bank of Tokyo-Mitsubishi Trust Company to The Talbots, Inc.

         Exhibit 99.3 Confirmation of Extension dated January 30, 2001 from The Dai-Ichi Kangyo Bank, Limited to
                            The Talbots, Inc.